Disclaimer

- This presentation is provided for informational purposes only and is subject to change. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or any other information contained herein. Oxbridge Acquisition Corp. ("OXAC" or "Oxbridge") and Jet Token Inc. ("Jet Token") assume no obligation to update the information in this presentation.

- This material is not for the benefit of, and does not convey any rights or remedies for the benefit of, any holder of securities or any other person. This material is not intended to provide the sole basis for evaluation of any transaction and does not purport to contain all information that may be required and should not be considered a recommendation or opinion of any kind with respect to any transaction. This material was not prepared to comply with the disclosure standards set forth under state and federal securities laws.

Forward-Looking Statements

- This presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Jet Token and Oxbridge (the "Business Combination"), including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the services offered by Jet Token and the markets in which it operates, and Jet Token's projected future results. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Business Combination Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of Oxbridge or Jet Token or other conditions to closing in the Business Combination Agreement; the inability to project with any certainty the amount of cash proceeds remaining in the Oxbridge trust account at the closing of the transaction; the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the Business Combination; the amount of costs related to the Business Combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; changes in applicable laws or regulations; the ability of Jet Token to meet its post-closing financial and strategic goals, due to, among other things, competition; the ability of the company post-closing to grow and manage growth profitability and retain its key employees; and the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors. The valuation of the securities to be distributed in the transaction also constitutes a forward-looking statement, with the common stock component of the transaction valued based upon a $10 valuation, which is intended to approximate the liquidation value of the common stock at closing, but may not represent the post-closing value of the shares, and with the warrant component of the transaction valued at $8.16 per warrant by application of a Black-Scholes formula developed by Jet Token management, which may not equate to the actual post-closing value of the warrants. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Oxbridge's registration on Form S-1 which become effective on August 11, 2021 (File No. 333-257998), a registration statement on Form S-4 discussed below and other documents filed by Oxbridge from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Jet Token and Oxbridge assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information about the Transaction and Where to Find It

- In connection with the proposed Business Combination, Oxbridge has filed with the SEC a registration statement on Form S-4 (File No. 333-270848) for Oxbridge's securities to be issued to the security holders of Jet Token at the closing of the Business Combination, which registration statement contains a proxy statement/prospectus that is both the proxy statement to be distributed to Oxbridge's stockholders in connection with its solicitation of proxies for the vote by Oxbridge's stockholders with respect to the proposed Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus, and relating to the offer and sale of the securities to be issued in the Business Combination. After the Registration Statement is declared effective, Oxbridge will mail the definitive proxy statement/prospectus and other relevant documents to its stockholders as of a record date to be established for voting on the proposed Business Combination. Investors and security holders of Oxbridge and Jet Token are advised to read, when available, the draft of the registration statement, the preliminary proxy statement, and amendments thereto, and the definitive registration statement and proxy statement/prospectus, which will contain important information about the proposed Business Combination and the parties to it. Stockholders will also be able to obtain copies of the registration statement and proxy statement/prospectus, without charge, once available, at the SEC's website at www.sec.gov.

Participants in the Solicitation

- Oxbridge, Jet Token and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Oxbridge stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Oxbridge's directors and officers in the proposed Business Combination in Oxbridge's filings with the SEC, including Oxbridge's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 22, 2023 and the Registration Statement on Form S-4, which includes the proxy statement/prospectus of Oxbridge for the Business Combination, when it becomes effective. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Jet Token's directors and officers in the Registration Statement. Stockholders can obtain copies of Oxbridge's filings with the SEC, without charge, at the SEC's website at www.sec.gov.

No Offer or Solicitation

- This material is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Trademarks

- This presentation contains trademarks, service marks, trade names and copyrights of Jet Token and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but Jet Token and Oxbridge will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

JET.AI

OXAC

Business Combination Presentation June 2023

30 second promotional video



https://youtu.be/HRc3qbwcEFM

Transaction Summary

Transaction Details

- OXAC has $12.8 million in trust
- 100% existing Jet.AI equity holder's rollover
- Transaction assumes post-money enterprise valuation of $73.9 million[1] and common equity valuation of $86.8 million[1]

Transaction Rationale

- Public market would increase growth opportunities for the company
- Ability to use public stock as currency in acquisitions, as well as recruiting and retention
- Public company ready and industry experienced management and board

Use of Proceeds

- Working capital and general corporate purposes

Mgmt. & Sponsor Alignment

- Existing shareholders of Jet.AI to receive $60M of earn-out warrants at strike price of $15 and 10-year term

1. Assumes no SPAC redemptions; assumes no exercise of outstanding warrants

JET.AI

Jet.AI Inc. develops software and offers fractional aircraft ownership, jet card, aircraft brokerage and charter through its fleet of private aircraft and those of its operating partner



George Murnane
Chief Executive Officer



Mike Winston, CFA
Founder, Executive Chairman



Patrick McNulty
Chief Operating Officer

OXAC

Oxbridge is a SPAC formed with the purpose of entering into a merger in the field of blockchain technology, artificial intelligence, and insurance technology



Jay Madhu
Chairman & CEO



Wrendon Timothy
CFO & Director

Transaction Sources & Uses

Pro Forma Valuation	
(In millions, except per share data)	
Share Price	$10.00
(x) Pro Forma Shares O/S[(1)]	8.7
Equity Value	**$86.8**
(+) Net Debt	$0
(-) Cash from Trust	12.8
Enterprise Value	**$73.9**

Pro-forma Ownership Table [(2)]



33%
52%
15%
Jet.AI Shares
SPAC Public Shares
SPAC Founder Shares

Illustrative Sources & Uses	
Sources	
Jet.AI Equity Rollover	$45.0
Cash from Trust	12.8
Sponsor Promote	28.8
Existing Debt	0
Total Sources	**$86.6**
Uses	
Jet.AI Equity Rollover	$45.0
Cash to Balance Sheet	7.8
Sponsor Promote	28.8
Transaction Fees	5.0
Rollover of Debt	0
Total Uses	**$86.6**

(1) Assumes no SPAC redemptions; assumes no exercise of outstanding warrants
(2) Pro forma diluted basis at $10.00 per share, assumes no redemptions and excludes any post-business combination company equity incentive plan and the current OXAC warrants

Investment Highlights



New revenue opportunity in private aviation AI for B2B and B2C

2022YE revenues of $21.8M versus $1.1M in 2021, representing over 1,800% increase, YoY

Seasoned industry management team

Capital light approach to private aviation

Substantial retail investor following derived from prior crowdfunding investments topping $17M with approximately 32,000 retail investors

JET.AI

The Jet.AI **Team**



George Murnane

CEO | George has over thirty years of experience in aviation and is a pilot with commercial, instrument and multi-engine ratings. He was formerly the CEO of ImperialJet and COO of VistaJet. (BA U. Penn, MBA Wharton)



Mike Winston

CFA Founder, Executive Chairman | Mike has **15 years of experience in finance**, with recent focus on private aviation. Institutional Investor Magazine has recognized Mr. Winston for professional excellence; he has been quoted in the Wall Street Journal and has appeared on CNBC. (BA Cornell, MBA Columbia)



Patrick McNulty,

COO | Patrick spent **eight years with Honda Aircraft Company as a manager of Sales Operations and Business Development.** He is **regarded as one of the world's leading experts on the HondaJet** with prior experience at Eclipse Jet and Rolls Royce Aerospace. (BS Eng. and MBA Embry-Riddle Aeronautical University)



John Church

CTO | John is based in San Francisco where he recently opened a new office for Jet.AI. He leads product development and has successfully built and **launched mission critical software for the company** (BA Claremont McKenna)



Kienan Franklin

VP of Sales | Kienan previously spent six successful years focused on new **aircraft sales of Cessna's CitationJet series**. (BA Univ. Kentucky)


N420HJ
HONDA

Jet.AI is backed by ~32,000 retail investors, having raised $16MM on the StartEngine crowdfunding platform.

About Jet.AI

Jet.AI, is an aviation software company with a private jet charter and membership operation. Drawing from our own industry experience we develop practical software solutions that address the challenges faced by our industry. Our range of current and upcoming products include a natural language-based charter booking smartphone app, a seat reservation system for private jet operators, sophisticated pricing and logistical tools, and a carbon crediting solution for sustainable aviation. With Jet.AI, customers and operators can streamline their processes, reduce environmental impact, and enhance their overall flight experience.

Jet.AI Aviation Division:
Capital Light Business Aviation

Jet.AI Aviation Division: Capital Light Business Aviation



On-Fleet Charter



Jet Card Sales



Aircraft / Fraction Sales



Onboard Program



Buyer Brokerage

We provide a comprehensive solution for an array of customers, from low time charter flyers to high time aircraft owners.

Jet.AI Aviation Division (1/5): Aircraft Sales

01 From fractional share to full aircraft sales

02 Pre-sell and pass-through milestone payments to OEM

03 Provide management and charter revenue offset post-delivery

Our team has extensive experience with the aircraft sales process via positions at business jet manufacturers, large charter operators, and financial institutions



Aircraft / Fraction Sales

Jet.AI Aviation Division (2/5): Jet Cards



01.	Sell block time of flight hours up front
02.	Recognize revenue as hours are flown
03.	Jet cards available for 30 aircraft (4 Jet.AI) – HondaJet to G550

Aircraft / Fraction Sales

With a wide variety of available aircraft, and interchange capability, Jet.AI can match the right asset to the right mission.

Jet.AI Aviation Division (3/5): On-Fleet Charter

Rent Jet.AI aircraft by the hour

Collect payment pre-flight

Provide charter revenue rebate to aircraft owner

The Jet.AI fleet, composed of fuel-efficient light jets, is a popular and cost - effective solution for regional ad-hoc charter missions.



Jet.AI Aviation Division (4/5): Onboard Program

01 Bring aircraft to manage and charter

02 One month for FAA Part 135 conformity

03 Jet.AI sells charter and jet cards on aircraft

Alongside our operating partner, Jet.AI provides a white glove solution to current aircraft owners.



JET.AI

JET.AI

Jet.AI Aviation Division (5/5): Buyer's Broker

Agency broker for jet buyers

Source, inspect and negotiate

Introduce financing, run legal and close



Our aircraft transaction experience coupled with our industry relationships provides for a hands-off and hassle-free acquisition process for our customers

Jet.AI Fleet Software Solutions

B2B

JET.AI
OPERATOR PLATFORM

B2C

CharterGPT
Powered by Jet.AI
AI-Powered Charter Booking Platform

01.
Reroute
Powered by Jet.AI
Intelligent Fleet Optimization

02.
Jet Card sales and management tool
Jet Card customer portal for tracking and payment

03.
FLIGHT CLUB
POWERED BY JET.AI
By The Seat Business Jet Booking Platform

04.
DynoFlight
Powered by Jet.AI
Carbon Crediting and Tracking for Aviation

CharterGPT

Powered by Jet.AI

01. Aircraft recommendation engine

02. Natural language customer service

03. Predictive: Destination Airport, Departure Date, Departure Time, and Ground Transportation


Welcome
Sign in to your world class flying experience
SIGN IN
SIGN UP
9:41
My Trips
Current
Pending
Past
Cancelled
N123PJ
28 May 2023
Lear 45
JFK
12:00 PM
New York
MDW
01:45 PM
Chicago Midway
N123PJ
30 May 2023
Lear 45
MDW
02:00 PM
Chicago Midway
JFK
03:45 PM
New York

We expect to launch CharterGPT in advance of the closing of the proposed Business Combination. The consumer facing app will be available in both the Android and iOS stores, respectively.

CharterGPT

Powered by Jet.AI

Natural Language Outreach: automates the process of confirming the accuracy and availability of aircraft quoted on Avinode by calling the private jet operator.

Payment Reconciliation: identifies and ties-out funding for each charter

Contract Reconciliation: make the customer-facing contract match charter operator's contract.

The back-end functionality of CharterGPT utilizes AI to automate what is traditionally the manual processes of charter brokerage.


Customer Origin
McCarran International Airport (KLAS)
Customer Destination
John F Kennedy International Airport (KJFK)
Min Profit
Gross Margin
Reroute

Reroute

Powered by Jet.AI

01 Transform a wasted empty leg into an opportunity to book new charter by changing the destination(s).

02 Reroute searches for published empty legs by partner operators and optimizes which aircraft to utilize for the requested city pair.

03 Potential for significant cost savings for consumer and incremental margin increases for operators

Reroute offers to increase revenue generating aircraft utilization for the 5,000+ Part 135 charter operators in the US.

FLIGHT CLUB

POWERED BY JET.AI

01 Enables FAA Part 135 operators to operate under DOT Part 380, allowing them to sell private jet service by the seat instead of by the whole aircraft.

02 Automates form filing for each flight with DOT, and conforms to DOT escrow requirements for ticketing and movement of customer funds.

03 Integrates ticketing and payment collection.


FLIGHT CLUB
Search Flights
Bookings
← Back to Listings
Reserve Seats
Flight Details
Price: $800.00
Seats Available: 6/8
Flight
Origin: KLAX
Destination: KSJC
Departure Window Start: Mar 30, 2023, 8:55 AM America/Los_Angeles
Departure Window end: Mar 30, 2023, 8:55 AM America/Los_Angeles
Aircraft
Jet Category Midsize jet
Model: Hawker 800XP
Tail Number: N1811S
Please enter your information below to reserve space on this flight.
Number of Passengers:
1

Flight Club provides an additional revenue and operational option for business aircraft. It also provides vetted customers with a significantly less expensive pathway to business jet travel.

JET.AI

DynoFlight

Powered by Jet.AI


DynoFlight
Dashboard
API Tokens
Request Credits
Carbon Tracking
John Smith
Dashboard
Welcome to DynoFlight
DynoFlight allows you to monitor your fleet's carbon output and purchase carbon credits from one convenient admin panel and API.
Documentation
See the DynoFlight developer documentation.
Explore the documentation →
Our Partners
DynoFlight partners with Glanris to provide high quality carbon credits to our customers.
Learn More About Our Credits →

Enables aviation operators to track carbon emissions, and to transact carbon credits in small (working capital efficient) quantities

Delivers certificates of offset to customers

High-quality credits

DynoFlight provides a simple and credible way to offset emissions in a working capital efficient manner.

Card Management and Billing

- Customer portal to view current utilization
- Book future flights directly from portal
- View invoices and remit payment directly from Portal


Members Portal
DASHBOARD
MY BOOKINGS
PROFILE
Your Profile
Membership Plan:
Ownership Plan
Member
Membership Started
Monday, Mar 21, 2022
Membership End Date
Tuesday, Mar 21, 2023
Profile Summary:
Name
John Smith
Email
customer@jetai.com
Phone
702-555-5555
Home base
Las Vegas
See full profile
Subscription Status
Number of flights: 0
Number of hours flown: 15
Number of hours in subscription: 25
Time Usage: 60%
Click here for latest fuel component information.

Our white label solution can help a charter operator make the leap to selling jet cards with minimal friction.

Financial Overview & Sources & Uses



Financial Summary



Jet.AI Summary Financial ResultsFiscal Year-End December 31, 2021 & 2022
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
$1,112
$(271)
$(1,246)
$21,863
$2,059
$(3,075)
2021
2022
FYE Revenues
FYE Gross Profit
FYE Net Income (Loss) (Excluding Stock Comp)

EV / LTM Revenue[1]


5.4x
5.2x
2.3x
1.7x
Median, 3.7x
REKOR
Remark Media
DISCO
iVEDA
13.6x
4.5x
3.0x
Median, 4.5x
C3.ai
cerence
BIGBEAR.AI
7.5x
2.6x
1.5x
Median, 2.6x
airbnb
Uber
Expedia

EV / 2023E Revenue[1]


2.9x
2.3x
2.2x
Median, 2.3x
REKOR
DISCO
Remark Media
13.6x
3.1x
0.7x
Median, 3.1x
C3.ai
BIGBEAR.AI
cerence
6.9x
4.7x
1.4x
Median, 4.7x
airbnb
Uber
Expedia

1. Source: CapIQ as of 6/6/2023

Q&A


N211PJ
HONDA
EXIT

Disclaimer

- This presentation is provided for informational purposes only and is subject to change. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or any other information contained herein. Oxbridge Acquisition Corp. ("OXAC" or "Oxbridge") and Jet Token Inc. ("Jet Token") assume no obligation to update the information in this presentation.

- This material is not for the benefit of, and does not convey any rights or remedies for the benefit of, any holder of securities or any other person. This material is not intended to provide the sole basis for evaluation of any transaction and does not purport to contain all information that may be required and should not be considered a recommendation or opinion of any kind with respect to any transaction. This material was not prepared to comply with the disclosure standards set forth under state and federal securities laws.

Forward-Looking Statements

- This presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Jet Token and Oxbridge (the "Business Combination"), including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the services offered by Jet Token and the markets in which it operates, and Jet Token's projected future results. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Business Combination Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of Oxbridge or Jet Token or other conditions to closing in the Business Combination Agreement; the inability to project with any certainty the amount of cash proceeds remaining in the Oxbridge trust account at the closing of the transaction; the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the Business Combination; the amount of costs related to the Business Combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; changes in applicable laws or regulations; the ability of Jet Token to meet its post-closing financial and strategic goals, due to, among other things, competition; the ability of the company post-closing to grow and manage growth profitability and retain its key employees; and the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors. The valuation of the securities to be distributed in the transaction also constitutes a forward-looking statement, with the common stock component of the transaction valued based upon a $10 valuation, which is intended to approximate the liquidation value of the common stock at closing, but may not represent the post-closing value of the shares, and with the warrant component of the transaction valued at $8.16 per warrant by application of a Black-Scholes formula developed by Jet Token management, which may not equate to the actual post-closing value of the warrants. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Oxbridge's registration on Form S-1 which became effective on August 11, 2021 (File No. 333-257998), a registration statement on Form S-4 discussed below and other documents filed by Oxbridge from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Jet Token and Oxbridge assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information about the Transaction and Where to Find It

- In connection with the proposed Business Combination, Oxbridge has filed with the SEC a registration statement on Form S-4 (File No. 333-270848) for Oxbridge's securities to be issued to the security holders of Jet Token at the closing of the Business Combination, which registration statement contains a proxy statement/prospectus that is both the proxy statement to be distributed to Oxbridge's stockholders in connection with its solicitation of proxies for the vote by Oxbridge's stockholders with respect to the proposed Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus, and relating to the offer and sale of the securities to be issued in the Business Combination. After the Registration Statement is declared effective, Oxbridge will mail the definitive proxy statement/prospectus and other relevant documents to its stockholders as of a record date to be established for voting on the proposed Business Combination. Investors and security holders of Oxbridge and Jet Token are advised to read, when available, the draft of the registration statement, the preliminary proxy statement, and amendments thereto, and the definitive registration statement and proxy statement/prospectus, which will contain important information about the proposed Business Combination and the parties to it. Stockholders will also be able to obtain copies of the registration statement and proxy statement/prospectus, without charge, once available, at the SEC's website at www.sec.gov.

Participants in the Solicitation

- Oxbridge, Jet Token and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Oxbridge stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Oxbridge's directors and officers in the proposed Business Combination in Oxbridge's filings with the SEC, including Oxbridge's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 22, 2023 and the Registration Statement on Form S-4, which includes the proxy statement/prospectus of Oxbridge for the Business Combination, when it becomes effective. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Jet Token's directors and officers in the Registration Statement. Stockholders can obtain copies of Oxbridge's filings with the SEC, without charge, at the SEC's website at www.sec.gov.

No Offer or Solicitation

- This material is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Trademarks

- This presentation contains trademarks, service marks, trade names and copyrights of Jet Token and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but Jet Token and Oxbridge will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.